UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

PACIFIC CREST CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	95-4437818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 0-22732

30343 Canwood Street Agoura Hills, California 91301
(Address of principal executive offices and zip code)

(818) 865-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                   Other Events.

                                On July 24, 2003, Pacific Crest Capital, Inc. (the "Company") issued a press release announcing that the Company's Chairman and CEO, Gary Wehrle, is scheduled to participate on July 31, 2003 in the 4th Annual Community Bank Investor Conference sponsored by Keefe, Bruyette & Woods (the "KBW Conference"). The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 9.                                                          Regulation FD Disclosure.

The slide presentation to be used by Mr. Wehrle at the KBW Conference, included herein as Exhibit 99.2, and the press release are being furnished on this Form 8-K under Item 9 in accordance with the Filing Guidelines issued by the Securities and Exchange Commission in Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.                                                         Financial Statements and Exhibits.

(c)                                  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release of Registrant dated July 24, 2003 announcing Mr. Wehrle’s presentation at the KBW Conference.

99.2	Mr. Wehrle’s slide presentation made available to attendees at the KBW Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Crest Capital, Inc.
(Registrant)

Date: July 25, 2003	By:	/s/ ROBERT J. DENNEN
Robert J. Dennen
Senior Vice President and Chief Financial Officer